                                                                   Exhibit 10.15
                                      LEASE

THIS LEASE, made this                   day of                         , 19    ,
between  Regency Associates (Landlord)
whose address is 1577 N. Woodward Suite 240, Bloomfield Hills, MI  48304
and Control Devices, Inc., an Indiana Corp.
whose address is 228 Northeast Rd., Standish, ME  04084

                                   WITNESSETH:

           1. Landlord, in consideration of the rents to be paid and the covenants and agreements to be performed by Tenant, does hereby lease unto Tenant premises situated in the City of Southfield, Oakland County, Michigan, more particularly described as Suite, containing approximately 1,223 square feet, which is agreed to be 19% of the total rentable area of the building complex, located on the first floor of the office building 27752 Franklin Rd. (Bldg, B-3), as shown on the floor plan attached hereto as Exhibit A (the premises), together with the right to use the parking and common facilities which may be furnished by Landlord, in common with Landlord, tenants and occupants (their agents, employees, customers and invitees) of the building and building complex in which the leased premises are located. Landlord expressly reserves the right to build an additional structure or structures on the parking areas presently surrounding the demised premises, subject to furnishing sufficient parking as required by the Zoning Ordinance through parking structures or otherwise. Tenant hereby agrees not to interfere with such construction in any manner whatsoever, and waives any claim for damages during said period of construction, or as result thereof. Landlord shall have the right to make reasonable rules and regulations governing the use of the parking and common facilities, the premises, and the building and building complex.

           2. The term of this Lease shall be for a period of Five (5) years, commencing on December 1, 1996 (hereinafter referred to as the "Commencement Date"), fully to be completed and ended. In the event Landlord fails to deliver premises on the Commencement Date because the Demised premises are not then ready for occupancy, or because the previous occupant of said premises is holding over, or for any other cause beyond Landlord's control, Landlord shall not be liable to Tenant for any damages or otherwise as a result of Landlord's delay in delivering the Demised Premises; and the Commencement Date of this Lease shall be postponed until such time as the Demised Premises are ready for Tenant's occupancy, and no such failure to give possession on the original Commencement Date of the term shall in any way affect the validity of this Lease or the obligation of Tenant hereunder, nor shall the same be construed in any way to extend the term of this Lease. The Demised Premises shall be deemed ready for Tenant's occupancy for all purposes under this Lease upon tender of the premises to Tenant together with Landlord's letter certifying that the premises are ready for occupancy.

           3. (a) Tenant shall pay to the Landlord as rent for the leased premises during the first lease year of the term of the lease the sum of $18,345.00 Dollars payable in advance, in equal monthly installments of $1,528.75 Dollars upon the first day of each and every month; provided, however, that if the lease term shall commence on a day other than the first day of a calendar month or shall end on a day other than the last day of a calendar month, the rental for such first or last fractional month shall be such proportion of the monthly rental as the number of days in such fractional month bears to the total number of days in the calendar month; and provided further that if Tenant shall open for business prior to the commencement date, Tenant shall pay Landlord rental at the rate specified in this Paragraph 3(a) upon monthly basis and prorate for any fractional month.

              (b) "Lease Year" shall be a fiscal year consisting of twelve (12) consecutive monthly periods commencing on the commencement date of this lease.

              (c) On the first anniversary of the commencement date and annually thereafter, the rent payable by Tenant under Paragraph 3(a) hereof shall be increased to the amounts set forth below:

                     Second year annual rent: $18,345.00      Monthly rent:  $1,528.75
                     Third year annual rent:  $18,345.00      Monthly rent:  $1,528.75
                     Fourth year annual rent:  $18,345.00     Monthly rent:  $1,528.75
                     Fifth year annual rent:  $18,345.00      Monthly rent:  $1,528.75

New wallpaper and carpet, Landlords spec. per attached plan.

              (d) Rental and all other charges hereunder shall promptly be paid without prior demand therefor and without deductions or setoffs for any reason whatsoever, and overdue rent shall bear interest during delinquency until paid at a rate of interest equal to four percent (4%) per annum in excess of the "Prime Rate" charged from time to time by National Bank of Detroit to its most credit worthy customers on ninety (90) day unsecured loans (hereinafter referred to as the "Interest Rate"), but in no event shall interest rate exceed the maximum rate permitted by law. Landlord shall have no obligation to accept less than the full amount of all installments of rental and interest thereon and all charges hereunder which are due and owing by Tenant to Landlord, and if Landlord shall accept less than the full amount owing, Landlord may apply the sums received towards any of Tenant's obligations in Landlord's discretion.

           4. (a) During the continuation of this Lease, the leased premises shall be used and occupied for office and incidental purposes and for no other purposes.

               (b) Tenant shall not use the leased premise for any purpose in violation of any law, municipal ordinance, or regulation, nor shall Tenant perform any acts or carry on any practices which may injure the leased premises or the building in which the leased premises are located, or any of the common areas in or around the building, or be a nuisance, disturbance or menace to the other tenants of the building. Tenant shall not commit any act which is waste, or which may increase the cost f public liability insurance for the building or which is otherwise in contravention of insurance underwriting regulations. Tenant, at its sole cost and expense, shall comply with any directive of any governmental authority which shall impose any duty upon Tenant or Landlord with respect to the Premises or the use or occupation thereof, by reason of the Tenant's occupancy or use of the Premises. Upon breach of any of the terms of this paragraph, Landlord shall have the right to terminate this Lease forthwith and to reenter and repossess the Leased Premises.

           5. Landlord shall make all necessary repairs and replacements to the building in which the leased premises are located, and to the common areas, heating, air conditioning and electrical systems located therein, and Landlord shall also make all repairs to the leased premises which are structural in nature or required due to fire, casualty, or other act of God; provided, however that Tenant shall be obligated to make all repairs and replacements in it's leased premises or to the building and/or the common area arising from its act, neglect or default. Except as provided above, Tenant shall keep the leased premises in good repair, and Tenant shall, upon expiration of the term of this Lease, yield and deliver up the leased premises in like condition as when taken, reasonable use and wear thereof and repairs required to be made by Landlord excepted. Tenant shall commit no act of waste, and shall conform to all governmental or departmental laws, orders or regulations. In the event the Landlord shall deem it necessary, or be required by any governmental authority to repair, alter, remove, reconstruct or improve any part of the leased premise or of the building in which the leased premises are located (unless the same result from Tenant's act, neglect, default or mode of operation in which event Tenant shall make all such repairs, alterations and improvements), then the same shall be made by Landlord with reasonable dispatch, and should the making of such repairs, alterations or improvements cause any interference with Tenant's use of the leased premises such interference shall not relieve Tenant from the performance of its obligations hereunder.

           6. Tenant shall not make any alterations, additions or improvements to the leased premises (whether or not the same may be structural in nature) without Landlord's prior written consent and then only at times and by contractors or mechanics approved by Landlord. All alterations, additions or improvements made by either party hereto to the leased premises, except movable office furniture and movable equipment installed at Tenant's expense, shall become the property of Landlord and remain upon and be surrendered with the leased premises at the expiration of the term hereof and all property remaining in the leased premises after the last day of the term of this lease shall conclusively be deemed abandoned by Tenant, or may be removed and stored by Landlord, at Tenant's cost. Notwithstanding the above, Landlord may, by written notice to Tenant, given thirty (30) days prior to the end of the Lease term, require Tenant to remove, at its sole cost and expense all or any part of such alterations and repair any damage caused by such installation or removal.

           7. Tenant shall keep the Premises and the building free from any mechanics' liens arising out of any work performed, materials furnished or obligations incurred by or on behalf of Tenant. Tenant shall indemnify any hold harmless Landlord from and against any such lien or claim or action thereon, and reimburse Landlord promptly upon demand thereof by Landlord for costs of suit and reasonable attorney's fees incurred by Landlord in connection with any such claim or actions.

           8. (a) Tenant shall not assign or transfer this Lease or hypothecate or mortgage the same or sublet the leased premises or any part thereof without the prior written consent of Landlord. Such consent shall be within the sole discretion of Landlord. Any assignment, transfer (including transfers by operation of law or otherwise), hypothecation, mortgage or subletting without such written consent shall give Landlord the right to terminate this Lease and to reenter and repossess the leased premises, but Landlord's right to damages shall survive.

               (b) No consent by Landlord to any Assignment or Sublease by Tenant shall relieve Tenant of any obligation to be performed by Tenant under this Lease, whether arising before or after the Assignment or Sublease. The consent by Landlord to any Assignment or Sublease shall not relieve Tenant from the obligation to obtain Landlord's express written consent to any other Assignment or Sublease. Any Assignment or Sublease which is not in compliance with this Article shall be void and, at the option of Landlord, shall constitute a material default by Tenant under this Lease. The acceptance of rent by Landlord from a proposed assignee or sublessee shall not be deemed a waiver of any provision of this Lease, nor shall it be deemed a consent, nor shall it constitute a release of Tenant from any obligation under this Lease.

               (c) Tenant's remedies against Landlord in connection with paragraph 8 shall be restricted to a declaratory judgment and an injunction for the relief sought (i.e., no money damages).

               (d) Each assignee or subtenant, shall assume all obligations of Tenant under this Lease and shall be and remain liable jointly and severally with Tenant for the payment of the rent, and for the performance of all the terms, covenants, conditions and agreements herein contained on Tenant's part to be performed for the term of this Lease: provided, however, that the sublessee shall be liable to Landlord for rent only in the amount set forth in the sublease.

           No assignment shall be binding on Landlord unless such assignee or Tenant shall deliver to Landlord a counterpart of such assignment and an instrument in recordable form which contains a covenant of assumption by the assignee satisfactory in substance and form to Landlord, consistent with the requirements of this paragraph, but the failure or refusal of the assignee to execute such instrument of assumption shall not release or discharge the assignee from its liability as set forth above.

           9. Tenant shall indemnify, defend and hold Landlord harmless from any liability for damages to any person or property in, on or about the leased premises from any cause, and Tenant shall procure and keep in effect during the term hereof public liability and property damage insurance protecting Landlord and Tenant and naming Landlord as an additional insured, having minimum limits of liability of FIVE HUNDRED THOUSAND Dollars ($500,000.) for damages resulting to one one person; ONE MILLION Dollars ($1,000,000.) for damages resulting form one casualty; and ONE HUNDRED THOUSAND Dollars ($100,000.) for property damage resulting from any one occurrence. Tenant shall deliver policies of such insurance or certificates thereof to Landlord, and I the event Tenant shall fail to procure such insurance, Landlord may, at its option, procure the same for the account of Tenant, and the cost thereof shall be paid to Landlord as additional rent upon receipt by Tenant of bills therefor. The insurance policy shall provide that it may not be canceled without thirty (30) days written notice to Landlord.

           10. In the event the leased premises are damaged or destroyed in whole or in part by fire or any other cause during the term hereof, Landlord shall, at its own cost and expense, repair and restore the same to tenantable condition with reasonable dispatch, and the rent herein provided for, shall abate entirely in case the entire leased premises are untenantable and prorate for the portion rendered untenantable, in the event of partial untenantability, until such time as the leased premises are restored to tenantable condition. In no event shall rent abate if the damage results from the fault of Tenant, its agents, visitors or employees. Landlord shall not be required to repair or restore fixtures or improvements of Tenant above building standard. Tenant shall be solely responsible for insuring the contents of the Premises.

           If the leased premises cannot be restored to tenantable condition within a period of One Hundred Fifty (150) days, Landlord and Tenant shall each have the right to terminate this Lease upon written notice to the other and any rent paid for any period in advance of the date of such damage and destruction shall be refunded to Tenant. If the leased premises are damaged due to fire or other casualty, Tenant shall at its own cost and expense remove such of its furniture and other belongings from the leased premises as Landlord shall require in order to repair and restore the leased premises. Landlord shall be the sole judge as to the extent of the untenant ability of the leased premises and of the time required for the repair and restoration of the same. In the event the building in which the leased premises are located is destroyed or damaged to the extent of more than one-third of the then replacement cost thereof, Landlord shall have the right to terminate this Lease upon written notice to Tenant, in which event any rent paid in advance of the date of such destruction shall be refunded to Tenant. Landlord and Tenant each release the other from any liability resulting from damage by fire or any other peril covered by extended coverage insurance with waiver of subrogation normally available in the State of Michigan irrespective of the cause therefor.

           11. If the whole or any part of the Demised Premises or the building in which the Leased Premises are located shall be acquired or condemned or taken by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this Lease shall cease and terminate from the date title shall be transferred and Tenant shall have no claim against Landlord for the value of any unexpired term of said Lease, and all damages awarded for such taking shall belong to and be the property of Landlord whether such damages be awarded as compensation for diminution in value of the leasehold or to the fee of the Demised Premises.

           12. The rules and regulations set forth and attached hereto, together with such other reasonable rules and regulations, Landlord shall make from time to time which are of uniform applicability to all tenants of the building of which the leased premises are a part and of which Tenant shall have received notice, shall be binding upon Tenant and are hereby made a part of this Lease. Any breach thereof shall be a default hereunder.

           13. (a) In the event that the amount of real estate taxes, general and special assessments or any other governmental charge in substitution therefor, and personal property taxes on personal property used in the operation of the buildings, parking and any common facilities, (hereinafter collectively called "taxes") which may now or hereafter be levied or assessed against the building containing the Demised Premises and the other buildings on the land and the land and improvements upon which said buildings stand (hereinafter collectively called the "real property") for any tax year during the term of this Lease shall exceed the amount of taxes on the real property for the base year (as said term is hereinafter defined), then Tenant shall pay to Landlord, as additional rent, 19% of such difference within thirty (30) days after such difference is finally determined. The Landlord shall submit a bill and statement to the Tenant showing the computation of the amount due the Landlord. Any such tax increase for the tax year in which this Lease shall end, shall be apportioned so that the Tenant shall pay its aforesaid share of only that portion thereof which corresponds with the portion of said tax year which is within the term of this lease. The amount of taxes for the base year, against which the Tenant's liability for additional rent hereunder shall be computed, shall be the amount thereof, finally determined to be legally payable by legal proceedings or otherwise.

               (b) If the Landlord shall receive any tax refund in respect of any tax year following the base year with respect to which Tenant shall have paid any moneys pursuant to subdivision (a) of this numbered Paragraph, the Landlord may retain out of such tax refund any reasonable expense incurred by it in obtaining such tax refund and out of any then remaining balance of such tax refund, the Landlord shall pay to Tenant, provided the Tenant is not then in default under any of the covenants or provisions of this Lease, 19% of such remaining balance of such tax refund.

               (c) "Base Year" as said term is herein employed is hereby defined as the first tax year in which the building shall be fully assessed as a completed building, irrespective of whether or not the building is completely occupied of all of Tenant's and/or Landlord's improvements, additions and alterations have been made. Should this lease be entered into during any subsequent tax year, then "Base Year" as said term is herein employed shall be deemed to be the tax year in which the lease is made. Wherever in this Paragraph the phrase "tax year" is employed, it shall be deemed to refer to the City of Southfield fiscal year.

           14. Landlord warrants that Tenant, upon paying the rents hereinbefore provided and in performing each and every covenant hereof, shall peacefully and quietly hold, occupy and enjoy the Demised Premises throughout the term hereof.

           15. Tenant shall accept the Demised Premises in their present condition, and Tenant acknowledges that no representations as to the condition or state of repairs of the Demised Premises have been made by Landlord or its agents, and no obligation as to repairing, improving or adding to the same has been assumed by Landlord.

           16. This Lease is and shall be subject and subordinate, at all times, to (a) the lien of any mortgage or mortgages which may now or hereafter affect the Building, and to all advances made or hereafter to be made upon the security thereof and to the interest thereon, and to any agreements at any time made modifying, supplementing, extending or replacing any such mortgages, and (b) any ground or underlying lease which may now or hereafter affect the Building, including all amendments, renewals, modifications, consolidation, replacements and extensions thereof. Notwithstanding the foregoing, at the request of the holder of any of the aforesaid mortgage or mortgages or the lessor under the aforesaid ground or underlying lease, this Lease may be made prior and superior to such mortgage or mortgages and/or such ground or underlying lease.

           At the request of Landlord, Tenant shall execute and deliver such further instruments as may be reasonably required to implement the provisions of this Paragraph 16. Tenant hereby irrevocably, during the term of this Lease, constitutes and appoints Landlord as Tenant's agent and attorney-in-fact to execute any such instruments if Tenant shall fail or refuse to execute the same within ten (10) days after notice from Landlord.

           17. Tenant shall at any time and from time to time, upon not less than twenty (20) days' prior notice by Landlord, execute, acknowledge and deliver to Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect (or that the same is in full force and effect as modified and stating the modifications), and the dates to which the rent and other charges have been paid, and stating whether or not to the best knowledge of Tenant, Landlord is in default hereunder, and, if so, specifying each such default of which Tenant may have knowledge and such other information concerning the Lease as Landlord may reasonably require. Any such statement delivered pursuant to this Section may be relied upon by any prospective purchaser of the fee and/or the Building or any mortgagee, ground lessor or other like encumbrance thereof or any assignee of any such encumbrance upon the Building.

           18. The Landlord shall not be responsible or liable to Tenant for any loss or damage that may be occasioned by or through the acts or omissions of persons occupying adjoining premises or any part of the building of which the Demised Premises are a part or for any loss or damage resulting to Tenant or his property from theft or burglary, burst, stopped or leaking water, gas, sewer or steam pipes, or water mains, or by accidental explosion or leak, or for any damage or loss to Tenant or to any other person from any cause whatsoever.

           19. In the event of any sale or transfer (including any transfer by operation of law) of the Demised Premises, Landlord (and any subsequent owner of the Demised Premises making such a transfer) shall be relieved from any and all obligations and liabilities under this Lease, provided that the transferee assumes, in writing, all of the obligations of the Landlord under this Lease.

           20. If Landlord shall fail to perform any covenant, term or condition of this lease upon Landlord's part to be performed and, as a consequence of such default, Tenant shall recover a money judgment against Landlord, such judgment shall be satisfied only out of the proceeds of sale received upon execution of such judgment and levy thereon against the right, title and interest of Landlord in the office building in which the Premises are located as the same may then be encumbered and neither Landlord nor if Landlord be a partnership, any of the partners comprising such partnership shall be liable for any deficiency. It is understood that in no event shall Tenant have any right to levy execution against any property of Landlord other than its interest in the office building as hereinbefore expressly provided.

           21. The specific remedies, rights and benefits to which Landlord may resort under the terms of this Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which Landlord may be lawfully entitled in case of any breach or threatened breach of any provision of this Lease. The failure of Landlord to insist in any one or more cases upon the strict performance of any of the covenants of this Lease, or to exercise any option herein contained, shall not be construed as a waiver or relinquishment for the future of such covenant or option. One or mare waivers of any covenant or agreement or condition by the Landlord shall not be construed as a waiver of a future breach of the same covenant, agreement or condition. A receipt by Landlord of rent with knowledge of the breach of any covenant hereof shall not be deemed a waiver of such breach, and no waiver, change, modification or discharge by either party hereto of any provision of this Lease shall be deemed to have been made or shall be effective unless expressed in writing and signed by both Landlord and Tenant.

           22. In the event the estate created hereby shall be taken in execution or by other process of law, or if Tenant shall be adjudicated insolvent or bankrupt pursuant to the provisions of any state or federal insolvency or bankruptcy law, or if a receiver or trustee of the property of Tenant shall be appointed, or if any assignment shall be made of Tenant's property for the benefit of creditors or if a petition shall be filed by or against Tenant seeking to have Tenant adjudicated insolvent or bankrupt pursuant to the provisions of any state or federal insolvency or bankruptcy law and such petition shall not be withdrawn and the proceedings dismissed within ninety (90) days after the filing of the petition, then and in any of such events, Landlord may terminate this Lease by written notice to Tenants; provided, however, if the order of court creating any of such disabilities should not be final by reason of pendency of such proceeding or appeal from such order, or if the petition should not have been withdrawn or the proceedings dismissed within ninety (90) days after the filing of the petition, then Landlord shall not have the right to terminate this Lease so long as Tenant performs its obligations hereunder. If, as a matter of law, Landlord has no right on the bankruptcy of Tenant to terminate this Lease, then, if Tenant, as debtor, or its trustee wishes to assume or assign this Lease, in addition to curing or adequately assuring he cure of all defaults existing under this Lease on Tenant's part on the date of filing of the proceeding (such assurances being defined below), Tenant, as debtor, or the trustee or assignee, must also furnish adequate assurances of future performance under this Lease (as defined below). Adequate assurance of curing defaults means the posting with cure. Adequate assurance of future performance under this Leas means posting a deposit equal to three (3) months' rent, including all other charges payable by Tenant hereunder, and, in the case of an assignee, assuring Landlord that the assignee is financially capable of assuming this lease, and that its use of the Premises will not be detrimental to the other tenants in the Building or Landlord. In a reorganization under Chapter 11 of the Bankruptcy Code, the debtor or trustee must assume this Lease or assign it within one hundred twenty (120) days from the filing of the proceeding, or he shall be deemed to have rejected and terminated this Lease.

           23. (a) In the event Tenant shall fail to pay the rent reserved herein when due, Landlord shall give Tenant written notice of such default and if Tenant shall fail to cure such default within seven(7) days after receipt of such notice, Landlord shall, in addition to its other remedies provided by law, have the remedies set forth in subparagraph (c) below.

                 (b) If Tenant shall be in default in performing any of the terms of this Lease other than the payment of rent, Landlord shall give Tenant written notice of such default (except that no notice need be given in case of emergency) and if Tenant shall fail to cure such default within ten (10) days after receipt of such notice, or if the default is of such a character as to require more than ten (10 ) days to cure, then if Tenant shall fail within said ten (10) day period to commence and thereafter proceed diligently to cure such default, then and in either of such events, Landlord may (at its option and in addition to its other legal remedies) cure such default for the account of Tenant and any sum so expended by Landlord shall be additional rent for all purposes hereunder, including subparagraph (a) above and shall be paid by Tenant with the next monthly installment of rent.

                  (c) If any rent shall be due and unpaid or Tenant shall be in default upon any of the other terms of this Lease, and such default has been cured after notice and within the time provided in subparagraph (a) and (b) above, or, if the leased premises are abandoned or vacated then Landlord in to reentry. Should Landlord elect to reenter or take possession pursuant to legal proceedings or any notice provided for by law, Landlord may either terminate this Lease without waiving its right to damages, or from time to time, without terminating this Lease, relet the premises or any part thereof on such terms and conditions as Landlord shall in its sole discretion deem advisable. In relating, Landlord may grant rent concessions and Tenant may not have the benefit thereof. Tenant shall be responsible to, and the avails of such reletting shall be applied: first to the Payment of any indebtedness of Tenant to Landlord other than rent due hereunder, including all costs provided for in subparagraph 23 (d) below; second to the payment of any reasonable costs of such reletting, including the cost of any reasonable alterations, commissions, advertising and repairs to the premises; third to the payment of rent due and unpaid hereunder plus interest at the rate specified in paragraph 3(d), and the cost and expense of performance of the other covenants of Tenant; and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder. Should the avails of such reletting during any month be less than the monthly rent reserved hereunder, then Tenant agrees to pay such deficiency to Landlord within five (50 days of notice of the amount due. No such reletting shall constitute a surrender or acceptance of such, nor be deemed evidence thereof.

                (d) If suet shall be commenced for recovery of possession, for recovery of any rent, or because of any breach by Tenant, Tenant shall pay to Landlord all expenses incurred therefor, including collection and court costs and reasonable attorney fees.

                (e) All rights and remedies of Landlord hereunder shall be cumulative and none shall be exclusive of any other rights allowed by law.

           24. It is hereby agreed that in the event of Tenant holding over after the termination of this Lease, thereafter the tenancy shall be from month to month in the absence of a written agreement to the contrary, and Tenant shall pay to Landlord a daily occupancy charge equal to eight percent (8%) of the monthly rental under Paragraph 3 her the last lease year (plus all other charges payable by Tenant under this Lease) for each day from the expiration or termination of this Lease until the date the Premises are delivered to Landlord in ;the condition required herein, and Landlord's right to damages for such illegal occupancy shall survive.

           25. This Lease shall constitute the entire agreement of the parties hereto; all prior agreements between the parties, whether written or oral, are merged herein and shall be of no force and effect. This Lease cannot be changed, modified or discharged orally but only by an agreement in writing, signed by the party against whom enforcement of the change, modification or discharge is sought.

           26. Whenever under this Lease a provision is made for notice of any kind, it shall be deemed sufficient notice and service thereof if such notice to Tenant is in writing, hand delivered or mailed to the Tenant, at his last known post office address, or at the Demised Premises, and if mailed, sent by certified or registered mail, with postage prepaid, and if such notice is to Landlord, it is in writing, addressed to the last known post office address of Landlord and sent by certified or registered mail, with postage prepaid. Notice need be sent to only one Tenant or Landlord where Tenant or Landlord is more than one person.

           27. This Lease shall inure to the benefit of and be binding upon the parties hereto, their respective heirs, administrators, executors, representatives, successors and assigns.

           28. Notwithstanding any other provisions of the Lease, if the term of this Lease shall not commence within one (1) year from the date hereof, then this Lease shall be deemed canceled and terminated one (1) year from the date hereof without the necessity of any notice or act by Landlord or Tenant. It is understood and agreed that the provisions of the preceding sentence are intended to prevent this Lease from becoming unenforceable by reason of claim that, without such provisions this Lease might violate the rule against Perpetuities, and such provisions shall not operate so as to relieve Landlord or Tenant from performing and observing their respective obligations which are to be performed or observed prior to the expiration of said one (1) year period.

           29. If the Tenant shall default in any payment or expenditure other than rent required to be paid or expended by the Tenant under the terms hereof, the Landlord may at his option make such payment or expenditure, in which event the amount thereof shall be payable as rental to the Landlord by the Tenant on the next ensuing rent day together with interest at Landlord's option at the rate of interest specified in paragraph 3(d) from the date of such payment or expenditure by the Landlord and on default in such payment the Landlord shall have the same remedies as on default in payment of rent.

           30. It is agreed that in this Lease the word "he" shall be used as synonymous with the words "she", "it" and "they", and the word "his" synonymous with the words "her", "its" and "their".

           31. The marginal titles appearing in this Lease are for purposes of easy reference and shall not be considered a part of this Lease or in any way modify, amend or affect the provisions hereof.

           32. Tenant agrees to pay before delinquency any and all taxed levied or assessed and which become payable during the term hereof upon Tenant's equipment, furniture, fixtures and other personal property located in the premises.

           Tenant shall, in addition to and at the same time as making the payments of rental hereunder, pay Landlord the amount of any rental, excise, sales or transaction privileges tax now or hereafter imposed or levied upon Landlord or Landlord's receipt of rental hereunder, but, excepting Landlord's income taxed of general applicability.

           33. Landlord and its agents shall have the right to enter the Premises at all reasonable times for the purpose of examining or inspection the same, showing the same to prospective purchasers or tenants of the Building, and as necessary to maintain scaffolding, pipes, conduits and other necessary structures I and through the Premises where reasonably required by the character of the work performed, provided that the business of Tenant shall not be interfered with unreasonably. If Tenant shall not personally be present to open and permit an entry into the Premises at any time when such entry by means of a master key or, in emergencies, may inter forcibly, without liability to Tenant.

           34. In the event of any legal action or proceeding brought by either party against the other arising out of this Lease, the prevailing party shall be entitled to recover reasonable attorney's fees incurred in such action and such amount shall be included in any judgment rendered in such proceeding.

           35. Time is of the essence of this Lease and each and all of its provisions.

           36. The execution of this Lease by Tenant and the delivery of the same to Landlord shall not constitute a reservation of or option for the Premises or an agreement by Landlord to enter into a lease with Tenant and this Lease shall become effective only if and when Landlord executes and delivers the same to Tenant; provided, however, that the execution and delivery of this Lease by Tenant to lease the Premises on the terms and conditions herein contained, which offer may not be withdrawn or revoked by Tenant for thirty (30) days after execution and delivery of this Lease to Landlord.

           37.  SEE RIDER ATTACHED HERETO FOR ADDITIONAL PROVISIONS.

           38. Notwithstanding the provisions of Paragraph #16 of the Lease, no default by Landlord under any mortgage or ground lease to which the Lease as subordinate shall affect Tenants right under the Lease so long as Tenant shall not be in default under the Lease.

           IN WITNESS WHEREOF, the parties hereto have hereunto set their hands as of the day and year first above written.

WITNESSES:

-------------------------------------      -------------------------------------
                                           Robert M. Rosin, Partner     LANDLORD



                                           -------------------------------------
                                                                        LANDLORD


                                           -------------------------------------
                                           Jeff Wood, CFO                 TENANT


-------------------------------------
                                           -------------------------------------
                                                                          TENANT

STATE OF MICHIGAN    )
                     )SS.
COUNTY OF            )

           On this _______ day of ____, 19__, before me appeared to me personally known who, being by me duly sworn did say that they are respectively the_______ and _______ of _______, the corporation that executed the within and foregoing instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors and that the seal affixed is the corporate seal of said corporation, and said and acknowledged said instrument to be the free act and deed of said corporation.



                                           -------------------------------------
                                           Notary Public,____________ County, MI
                                           My Commission expires: ______________


STATE OF MICHIGAN    )
                     )SS.
COUNTY OF            )

           On this _______day of ____, 19__, before me personally appeared to me known to be the person(s) that executed the within and foregoing instrument and acknowledged that they executed the within and foregoing instrument and acknowledged that they executed the same as their free act and deed.


                                           -------------------------------------
                                           Notary Public,------------ County, MI
                                           My Commission expires:_______________

                             Rules and Regulations

           This Lease is subject to the following Rules and Regulations which are made a part hereof as defined in paragraph 1 of said Lease.

           (a) No sign, picture, lettering, notice or advertisement of any kind shall be painted or displayed on or from the Windows, doors, roof, or outside walls of the building in which the demised premises are located. All of Tenant's interior sign painting or lettering must be approved b the Landlord and shall be done by painters approved by Landlord, and the cost thereof shall be paid by Tenant.

           (b) Neither carpet nor padding shall be adhesively attached to the floor of the Demised Premises.

           (c) No electric or other wires for any purpose shall be brought into the Demised Premises without Landlord's written permission specifying the manner in which same may be done. No boring, cutting or stringing of wire shall be dine without Landlord's prior written consent. Tenant shall not disturb or in any way interfere with the electric light fixtures and all work upon or alterations to the same shall be done by persons authorized by Landlord.

           (d) Water closets and other toilet fixtures shall not be used for any purpose other than that for which the same id intended, and any damage resulting to same from Tenant's misuse shall be paid for by Tenant. No person shall waste water by interfering or tampering with the faucets or otherwise.

           (e) No person shall disturb the occupants of this or adjoining buildings or premises by the use of radios, television sets, loudspeakers, musical instruments or by making loud or disturbing noises.

           (f) No bicycle or other vehicle, and no dog or other animal shall be allowed in offices, halls, corridors or elsewhere in the building.

           (g) All safes, equipment or other heavy articles shall be carried in or out of the premises only at such time and in such manner as shall be prescribed in writing by Landlord, and Landlord shall in all cases have the tight to specify the proper position of any such safe, equipment or other heavy article, which shall only be used by Tenant in a manner which will not interfere with or cause damage to the Demised Premises or the building in which they are located, or to the other tenants or occupants of said building or the property of its tenants or others and injuries sustained by any person whomsoever resulting from the use or moving of such articles in or out of the demised premises, and shall make all repairs and improvements required by Landlord or governmental authorities in connection with the use or moving of such articles.

           (h) No additional lock or locks shall be placed on any door in the building without Landlord's prior written consent. A reasonable number of keys will be furnished by Landlord, and Tenant shall not make or permit any duplicate keys to be made.

           (I) Tenant shall not install or operate nay steam or has engine or boiler or carry on any mechanical business on said premises, or use oil, burning fluids, camphene or gasoline for heating or lighting, or for any other purpose. No article deemed extra hazardous on account of fire or other dangerous properties, or any explosive, shall be brought into said premises. This shall prohibit use of hot plates (cooking) and only approved electric percolators shall be permitted.

           (j) The Demised Premises shall not be used for lodging or sleeping or for any immoral or illegal purposes.

           (k) Landlord shall have the right to enter upon the Demised Premises at all reasonable hours for the purpose of inspecting the same.

           (l) Wherever the word "Tenant" occurs, it is understood and agreed that it shall mean Tenant's associates, agents, clerks, servants and visitors. Wherever the word "Landlord" occurs, it is understood and agreed that it shall mean Landlord's assigns, agents, clerks, servants and visitors.

           (m) Landlord shall have the right to enter the Demised Premises at hours convenient to the Tenant for the purpose of exhibiting the same to prospective tenants within the sixty (60) day period prior to the expiration of this Lease, and may place signs advertising the Demised Premises for rent on the windows and doors during said sixty (60) days period.

           (n) Any newspaper, magazine or other advertising done from the said demised premises, or referring to the said premises, which in the opinion of the Landlord is objectionable shall be immediately discontinued upon notice from the Landlord.

           (o) Tenant shall lock exterior doors to the building when entering or leaving between noon Saturday and 8AM on Monday.

           (p) All blinds and window coverings, if any, shall be put up at the expense of landlord and will be of such uniform shape, color, material and make as prescribed by Landlord.

                                Security Deposit

           As security for the faithful performance by Tenant of all of the terms and conditions upon the Tenant's part to be performed, Tenant has this day deposited with Landlord the sum of $1,528.75 Dollars, which shall be returned to Tenant, without interest, upon the expiration date of this lease, provided that Tenant has fully and faithfully performed all of the terms, covenants and conditions on its part to be performed. Landlord shall have the right (but not the obligation) to apply any part of said deposit to cure any default of Tenant and if

Landlord does so, Tenant shall upon demand deposit with Landlord the amount so applied so that Landlord shall have the full deposit on hand at all times during the term of this Lease. Landlord shall not be obligated to keep such security deposit as a separate fund but may mix such security deposit with Landlord's own funds.

In the event of a sale of the building and/or the land and/or lease of the land on which the building stands, the Landlord shall have the right to transfer this security to the grantee, vendee or lessee and the Landlord shall be considered released by the Tenant from all liability for the return of such security and the Tenant shall look solely to the new Landlord for the return of the said security, an it is agreed that this shall apply to every transfer or assignment made of the security to a new Landlord. The security deposited under this Lease shall not be mortgaged, assigned or encumbered by the Tenant without the written consent of the Landlord and any attempt to do so shall be void. Any mortgagee of Landlord shall be relieved and released from any obligation to return such security in the event such mortgagee comes into possession of the Demised Premises by reason of foreclosure of its security interest or any proceeding in lieu thereof.


                                           -------------------------------------
                                           Jeff Wood, CFO                 TENANT


                                           -------------------------------------
                                           Robert M. Rosin, Partner     LANDLORD



                                    Guarantee

           The undersigned, in consideration of the leasing of the premises described in the attached Lease to the Tenant therein mentioned, does (do) hereby absolutely, unconditionally and irrevocably guarantee to Landlord the full and complete performance of all of the Tenant's covenants and obligations under such Lease and the full payment by Tenant of all rentals, additional rentals and other charges and amounts required to be paid thereunder.

           The undersigned do each hereby waive all requirements of notice of the acceptance of this guarantee and all requirements of notice of breach or non-performance by Tenant. The undersigned further waives any demand by Landlord and/or prior action by Landlord of any nature whatsoever against Tenant. The undersigned's obligation hereunder shall remain fully binding although Landlord may have waived one or more defaults by Tenant, extended the time of performance by Tenant, modified or amended the Lease, approved an assignment of the lease or sublease, released, returned or misapplied other collateral given later as additional security (including other guarantees) and released Tenant from the performance of its obligations under such Lease.

           If this Guarantee is signed by more than one person, their obligations shall be joint and several and the release of one of such guarantors shall not release any other such guarantors. This Guarantee shall be binding upon the undersigned and their respective heirs, successors, successors in interest, executors, administrators, representatives and assigns.


          WITNESS             hand and seal this       day of               , 19

STATE OF MICHIGAN    )                                 _________________________
                     )SS.
COUNTY OF            )                                 _________________________

           On this _______ day of ____, 19__, before me, a Notary Public in and for the said county, personally appeared to me known to be the person(s) described in and who executed the foregoing instrument and acknowledged that
(he)(they) executed the same as (his)(their) free act and deed.


                                           -------------------------------------
                                           Notary Public,                 County
My Commission expires: ______________


                             RIDER - BLDG. A FORM

           38.  Utilities & Service

                Tenant shall, at its own cost and expense, furnish the Demised Premises with all gas, electricity and janitorial services. Landlord shall not be liable or responsible for any interruption in such utilities or other services, or for interruptions in connection with the making of repairs or improvements to the Demised Premises or the building in which the Demised Premises are located.